Exhibit 32.2

AMERICANWEST BANCORPORATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, C. Tim Cassels, state and attest that:

(1)	I am the Chief Financial Officer of AmericanWest Bancorporation (the “Registrant”).

(2)	I hereby certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

• the Quarterly Report on Form 10-Q of the Registrant for the period ended June 30, 2004 (the “periodic report”) containing financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 o(d)); and

• the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Registrant for the periods presented.

Name:	/s/ C. Tim Cassels
Title	Executive Vice President and Chief Financial Officer
Date:	August 5, 2004

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.